                                                                  Exhibit (d)(3)

                               FIRST AMENDMENT TO
                         INVESTMENT MANAGEMENT AGREEMENT

     This Amendment is made as of the 19th day of March, 2003, to each Investment Management Agreement listed on Schedule A (the "Agreement") between the Trusts/Corporations listed thereon, on behalf of the Funds listed thereon, and Deutsche Investment Management Americas Inc.

     The parties agree to amend the Agreement by inserting the following paragraph at the end of Section 4:

     You are authorized to delegate to such agents as you may deem desirable to assist you in performing your duties under this section 4, provided that
     (i) the Trust/Corporation's Board of Directors/Trustees, including a majority of the Directors/Trustees who are not interested persons of the Trust/Corporation or any party to this Agreement, has given its prior approval to any such delegation, (ii) you are responsible for compensating any such agent, and (iii) you shall be fully responsible and liable to the Trust/Corporation for the acts or omissions of any such agents as you are for your own acts and omissions under the Agreement.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized officer as of the day and year first set forth above.

                                EACH TRUST/CORPORATION LISTED
                                ON SCHEDULE A

                                By: /s/Richard T. Hale
                                   ---------------------------------
                                   Richard T. Hale
                                   President

                                DEUTSCHE INVESTMENT
                                MANAGEMENT AMERICAS INC.

                                By: /s/William G. Butterly, III
                                    --------------------------------
                                    William G. Butterly, III
                                    General Counsel, Chief Legal
                                    Officer & Secretary

                                   SCHEDULE A

                                       TO

                               FIRST AMENDMENT TO


                         INVESTMENT MANAGEMENT AGREEMENT
                         -------------------------------

                                                                                 Date of Investment
          Trust/Corporation                          Fund                       Management Agreement
          -----------------                          ----                       --------------------
Scudder Aggressive Growth Fund                                                    April 5, 2002

Scudder Blue Chip Fund                                                            April 5, 2002

Scudder Dynamic Growth Fund                                                       April 5, 2002

Scudder Equity Trust                  Scudder-Dreman Financial Services Fund      April 5, 2002

Scudder Growth Fund                   Scudder Growth Fund                         April 5, 2002

Scudder New Europe Fund, Inc.         Scudder New Europe Fund                     April 5, 2002

Scudder Target Fund                   Scudder Target 2010 Fund                    April 5, 2002

                                      Scudder Target 2011 Fund                    April 5, 2002

                                      Scudder Target 2012 Fund                    April 5, 2002

                                      Scudder Target 2013 Fund                    April 5, 2002

                                      Scudder Retirement Fund - Series V          April 5, 2002

                                      Scudder Retirement Fund - Series VI         April 5, 2002

                                      Scudder Retirement Fund - Series VII        April 5, 2002

                                      Scudder Worldwide 2004 Fund                 April 5, 2002

Scudder Technology Fund                                                           April 5, 2002

Scudder Total Return Fund                                                         April 5, 2002

                                                                                   Date of Investment
              Trust/Corporation                        Fund                       Management Agreement
              -----------------                        ----                       --------------------
Scudder Focus Value Plus Growth Fund                                                 April 5, 2002

Scudder Value Series, Inc.               Scudder Contrarian Fund                     April 5, 2002

                                         Scudder-Dreman High Return Equity Fund      April 5, 2002

                                         Scudder-Dreman Small Cap Value Fund         April 5, 2002

Scudder High Income Series               Scudder High Income Fund                    April 5, 2002

Scudder State Tax-Free Income Series     Scudder California Tax-Free Income Fund     April 5, 2002

                                         Scudder New York Tax-Free Income Fund       April 5, 2002

                                         Scudder Florida Tax-Free Income Fund        April 5, 2002

Scudder Strategic Income Fund                                                        April 5, 2002

Scudder U.S. Government Securities Fund                                              April 5, 2002

Scudder Variable Series II               Scudder Money Market Portfolio              April 5, 2002

                                         Scudder Total Return Portfolio              April 5, 2002

                                         Scudder High Income Portfolio               April 5, 2002

                                         Scudder Growth Portfolio                    April 5, 2002


                                         Scudder Government Securities Portfolio     April 5, 2002

                                         Scudder International Select Equity         April 5, 2002
                                         Portfolio

                                                                                 Date of Investment
          Trust/Corporation                         Fund                        Management Agreement
          -----------------                         ----                        --------------------
                                    Scudder Small Cap Growth Portfolio          April 5, 2002

                                    Scudder Investment Grade Bond Portfolio     April 5, 2002

                                    Scudder Contrarian Value Portfolio          April 5, 2002

                                    SVS Dreman Small Cap Value Portfolio        April 5, 2002

                                    SVS Focus Value+Growth Portfolio            April 5, 2002

                                    Scudder Blue Chip Portfolio                 April 5, 2002

                                    Scudder Strategic Income Portfolio          April 5, 2002

                                    SVS Dreman High Return Equity Portfolio     April 5, 2002

                                    SVS Dreman Financial Services Portfolio     April 5, 2002

                                    Scudder Global Blue Chip Portfolio          April 5, 2002

                                    Scudder Aggressive Growth Portfolio         April 5, 2002

                                    Scudder Technology Growth Portfolio         April 5, 2002

                                    SVS Janus Growth Opportunities Portfolio    April 5, 2002

                                    SVS Janus Growth and Income Portfolio       April 5, 2002

                                                                                        Date of Investment
          Trust/Corporation                                Fund                        Management Agreement
          -----------------                                ----                        --------------------
                                            SVS Eagle Focused Large Cap Growth        April 5, 2002
                                            Portfolio

                                            SVS Invesco Dynamic Growth Portfolio      April 5, 2002

                                            SVS Turner Mid Cap Growth Portfolio       April 5, 2002

                                            SVS Oak Strategic Equity Portfolio        April 5, 2002

                                            SVS Davis Venture Value Portfolio         April 5, 2002

                                            SVS MFS Strategic Value Portfolio         May 1, 2002

Scudder High Income Trust                                                             April 5, 2002

Scudder Intermediate Government Trust                                                 April 5, 2002

Scudder Multi-Market Income Trust                                                     April 5, 2002

Scudder Municipal Income Trust                                                        April 5, 2002

Scudder Strategic Income Trust                                                        April 5, 2002

Scudder Strategic Municipal Income Trust                                              April 5, 2002

Cash Account Trust                          Money Market Portfolio                    April 5, 2002

                                            Government Securities Portfolio           April 5, 2002

                                            Tax-Exempt Portfolio                      April 5, 2002

Cash Equivalent Fund                        Money Market Portfolio                    April 5, 2002

                                                                                      Date of Investment
          Trust/Corporation                         Fund                             Management Agreement
          -----------------                         ----                             --------------------
                                     Government Securities Portfolio                  April 5, 2002

                                     Tax-Exempt Portfolio                             April 5, 2002

Investors Cash Trust                 Government Securities Portfolio                  April 5, 2002

                                     Treasury Portfolio                               April 5, 2002

Investors Municipal Cash Fund        Investors Florida Municipal Cash Fund            April 5, 2002

                                     Investors Michigan Municipal Cash Fund           April 5, 2002

                                     Investors New Jersey Municipal Cash Fund         April 5, 2002

                                     Investors Pennsylvania Municipal Cash Fun        April 5, 2002

                                     Tax-Exempt New York Money Market Fund            April 5, 2002

Tax-Exempt California Money                                                           April 5, 2002
Market Fund

Scudder Money Funds                  Scudder Money Market Fund                        April 5, 2002

                                     Scudder Government Money Fund                    April 5, 2002

                                     Scudder Tax-Exempt Money Fund                    April 5, 2002

Scudder YieldWise Funds              Scudder YieldWise Money Fund                     April 5, 2002

                                     Scudder YieldWise Government Money Fund          April 5, 2002

                                     Scudder YieldWise Municipal Money Fund           April 5, 2002

Scudder Portfolios                   Scudder Cash Reserves Fund                       April 5, 2002